UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2022

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On July 18, 2022, Invitae Corporation (the “Company”) issued a press release announcing certain preliminary financial results for its fiscal quarter ended June 30, 2022 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On July 18, 2022, the Company announced plans to strategically realign its operations and implement cost reduction programs to prioritize its core genome sequencing and genome management platforms, which realignment plan was approved by the Board of Directors of the Company on July 16, 2022. The Company plans to streamline its product portfolio to focus on its core testing business and programs that drive near-term cost of goods sold reductions, with the goals of accelerating the company’s path to positive operating cash flow and completing its genome management platform. The realignment plan will result in a reduction of more than 1,000 employees. As part of the realignment plan, the Company intends to streamline its international operations by focusing its international operations to fewer than a dozen countries and exiting certain territories and countries where the Company’s business is less developed. The realignment plan is expected to result in approximately $326 million in annualized cash savings, which is expected to be fully realized by 2023. The Company currently expects that the realignment plan will be completed by June 30, 2023. The Company currently estimates it will incur cash charges of approximately $75-100 million related to the realignment plan, in addition to non-cash charges which it is currently not able to estimate.

Item 7.01	Regulation FD Disclosure.

On July 18, 2022, the Company used an investor presentation on a conference call with investors. The investor presentation and the script of the conference call are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected impact, benefits, costs, parameters, details and timing of the company’s strategic business realignment plan or various aspects thereof; the company’s future financial and operating results, including estimated annual cost savings and the expected timing or realization thereof; the company’s expectations regarding future operating cash flows; and the company’s expectations regarding its genome management platform and the benefits thereof. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the ability of the company to successfully execute its strategic business realignment plan and achieve the intended benefits thereof on the expected timeframe or at all; unforeseen or greater than expected costs associated with the realignment plan; the risk that the disruption that may result from the realignment may harm the company’s business, market share or its relationship with customers or potential customers; and the other risks set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Invitae Corporation dated July 18, 2022.

99.2	Investor Presentation dated July 18, 2022.

99.3	Script of July 18, 2022, Conference Call.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2022

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel